Acquisition of CASTion Corporation	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 10:  Acquisition of CASTion Corporation

On July 2, 2007, the Company entered into an Agreement for the Purchase and Sale of Securities with CASTion and six investment funds, pursuant to which the Company acquired shares of the preferred stock of CASTion representing 90.31% of the total issued and outstanding shares of CASTion’s common stock on an as-converted basis and assumed, from certain of the investment funds, $2,000,000 face amount of promissory notes and other debt obligations of CASTion.

On January 5, 2009, the Company acquired substantially all of the remaining outstanding shares of CASTion Corporation (“CASTion”).  The Company issued to six individuals and/or entities 435,442 shares of restricted Common Stock, $351,614 face amount of 10% convertible debt (conversion price of $.50 per share and a maturity date of May 31, 2010) and warrants to acquire 424,164 shares of restricted Common Stock.  The fair value of the total consideration was $619,955. The warrants have an exercise price of $0.50 per share and expire in approximately 4.5 years.  In addition, the Company escrowed $12,500 in cash to fund the purchase of the shares held by the remaining noncontrolling stockholders that represent less than one percent of the acquired shares.

The acquisition of the CASTion noncontrolling interest was accounted for as an equity transaction.  This resulted in a reduction of additional paid-in capital of approximately $2,282,000.